As filed with the U.S. Securities and Exchange Commission on January 28, 2009

Securities Act File No. 333-156437

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue

New York, New York 10036

(Address of Principal Executive Offices:  (Number, Street, City, State, Zip Code))

(800) 548-7786

(Area Code and Telephone Number)

Amy R. Doberman, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

 (Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Institutional Fund, Inc. have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
GLOBAL VALUE EQUITY PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 22, 2009

To the Stockholders of Global Value Equity Portfolio:

Notice is hereby given of a Special Meeting of the Stockholders of the Global Value Equity Portfolio ("Global Value Equity"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), to be held in Conference Room 3R, Floor 3, 522 Fifth Avenue, New York, NY 10036, at 9:00 a.m., New York time, on April 22, 2009, and any adjournments thereof (the "Meeting"), for the following purposes:

1.  To consider and vote upon an Agreement and Plan of Reorganization, dated November 20, 2008 (the "Reorganization Agreement"), between the Company, on behalf of Global Value Equity, and the Company, on behalf of the Global Franchise Portfolio ("Global Franchise"), pursuant to which substantially all of the assets of Global Value Equity would be combined with those of Global Franchise and stockholders of Global Value Equity would become stockholders of Global Franchise receiving shares of common stock of Global Franchise with a value equal to the value of their holdings in Global Value Equity (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Stockholders of record at the close of business on February 11, 2009 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Directors of the Company recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

  By Order of the Board of Directors,

  MARY E. MULLIN
  Secretary

, 2009

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
GLOBAL FRANCHISE PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

Acquisition of the Assets of
Global Value Equity Portfolio
By and in Exchange for Shares of
Global Franchise Portfolio

This Proxy Statement and Prospectus is being furnished to stockholders of the Global Value Equity Portfolio ("Global Value Equity"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), in connection with an Agreement and Plan of Reorganization, dated November 20, 2008 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Global Value Equity will be combined with those of the Global Franchise Portfolio ("Global Franchise"), a series of the Company, in exchange for shares of Global Franchise (the "Reorganization"). As a result of this transaction, stockholders of Global Value Equity will become stockholders of Global Franchise and will receive shares of common stock of Global Franchise with a value equal to the value of their holdings in Global Value Equity. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between the Company, on behalf of Global Value Equity, and the Company, on behalf of Global Franchise, attached hereto as Exhibit A. The address and telephone number of Global Value Equity are the same as those of Global Franchise set forth above. This Proxy Statement also constitutes a Prospectus of Global Franchise, which is dated                                , 2009, filed by the Company with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

The Company is an open-end management investment company. Global Franchise's investment objective is to seek long-term capital appreciation.

This Proxy Statement and Prospectus sets forth concisely information about Global Franchise that stockholders of Global Value Equity should know before voting on the Reorganization Agreement. A copy of the Prospectus for Global Value Equity and Global Franchise dated May 1, 2008, as supplemented, is attached as Exhibit B and incorporated herein by reference. Also enclosed [and incorporated herein by reference] is the Company's Annual Report, including each of Global Value Equity's and Global Franchise's financial statements, for the fiscal year ended December 31, 2007. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated                                , 2009, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 548-7786 (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated , 2009.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

MORGAN STANLEY INSTITUTIONAL FUND, INC.
GLOBAL VALUE EQUITY PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 22, 2009

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the stockholders of the Global Value Equity Portfolio ("Global Value Equity"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), an open-end management investment company, in connection with the solicitation by the Board of Directors of the Company (the "Board") on behalf of Global Value Equity of proxies ("Proxies") to be used at the Special Meeting of Stockholders of Global Value Equity to be held in Conference Room 3R, Floor 3, 522 Fifth Avenue, New York, NY 10036, at    9:00 a.m., New York time, on April 22, 2009 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about , 2009.

At the Meeting, Global Value Equity stockholders ("Stockholders") will consider and vote upon an Agreement and Plan of Reorganization, dated November 20, 2008 (the "Reorganization Agreement"), between the Company, on behalf of Global Value Equity, and the Company, on behalf of the Global Franchise Portfolio ("Global Franchise"), pursuant to which substantially all of the assets of Global Value Equity will be combined with those of Global Franchise in exchange for shares of common stock of Global Franchise ("Global Franchise Shares"). As a result of this transaction, Stockholders of Global Value Equity will become stockholders of Global Franchise and will receive Global Franchise Shares equal to the value of their holdings in Global Value Equity on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Stockholder will receive the class of Global Franchise Shares that corresponds to the class of shares of common stock of Global Value Equity currently held by that Stockholder. Accordingly, as a result of the Reorganization, each Class I and Class P Stockholder of Global Value Equity will receive Class I and Class P shares of Global Franchise, respectively. The Global Franchise Shares to be issued pursuant to the Reorganization will be issued at net asset value without an initial sales charge. Further information relating to Global Franchise is set forth herein and in Global Franchise's current Prospectus, dated May 1, 2008, as supplemented ("Global Franchise's Prospectus"), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The Company suspended offering Class I and Class P shares of Global Franchise to new investors subject to certain exceptions. See "—Comparison of Global Franchise and Global Value Equity—Purchases, Exchanges and Redemptions." The Company's Board has authorized the issuance of the Global Franchise Shares to Stockholders of Global Value Equity in connection with the Reorganization.

Global Franchise and Global Value Equity are each referred to herein as a "Portfolio" and, together, the "Portfolios."

The information concerning Global Franchise and Global Value Equity contained herein has been supplied by the Company, on behalf of Global Franchise and Global Value Equity, respectively.

Record Date; Share Information

The Board has fixed the close of business on February 11, 2009 as the record date (the "Record Date") for the determination of the Stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were _______ shares of Global Franchise and _______ shares of Global Value Equity issued and outstanding. Stockholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Stockholders of each class will vote together as a single class in connection with the Reorganization Agreement. The presence in person or represented by Proxy of one-third of the outstanding shares entitled to vote will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Global Franchise as of the Record Date:

Stockholder	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class I

Class P

[As of the Record Date, the directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of Global Franchise.]

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Global Value Equity as of the Record Date:

Stockholder	Number of Shares	Percentage of Outstanding Shares
[TO BE PROVIDED]
Class I
Class P

[As of the Record Date, the directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of Global Value Equity.]

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Stockholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Global Value Equity, 522 Fifth Avenue, New York, NY 10036; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Global Value Equity present in person or by Proxy at the Meeting. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those Proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker "non-votes" will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, all of which will be borne by Morgan Stanley Investment Management Inc. (the "Adviser"), are expected to be approximately $200,000.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through directors and officers of the Company, on behalf of Global Value Equity, or officers and employees of the Adviser, Morgan Stanley Services Company Inc. (the "Transfer Agent") and/or Morgan Stanley & Co. Incorporated, without special compensation therefor. As described below, Global Value Equity will employ Computershare Fund Services, Inc. ("Computershare") to make telephone calls to Stockholders to remind them to vote. In addition, Global Value Equity may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining stockholders' telephone numbers and providing additional materials upon stockholder request, at an estimated cost of $5,442 and the expenses outlined below.

Stockholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Stockholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone, stockholders will need the number that appears on the Proxy Card.

In certain instances, Computershare[, if retained,] may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any proposal other than to refer to the recommendations of the Board. Global Value Equity has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that the Stockholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Stockholder.

Vote Required

Approval of the Reorganization Agreement by Stockholders requires the affirmative vote of the holders of a majority of the outstanding shares of Global Value Equity entitled to vote thereon, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Stockholders, Global Value Equity will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization

Agreement. Stockholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Global Franchise's Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Global Value Equity, subject to stated liabilities, to Global Franchise in exchange for the Global Franchise Shares. The aggregate net asset value of the Global Franchise Shares issued in the exchange will equal the aggregate value of the net assets of Global Value Equity received by Global Franchise. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Global Value Equity will distribute the Global Franchise Shares received by Global Value Equity to Stockholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Global Value Equity, and Global Value Equity will be terminated as a series of the Company. As a result of the Reorganization, each Stockholder will receive that number of full and fractional Global Franchise Shares equal in value to such Stockholder's pro rata interest in the net assets of Global Value Equity transferred to Global Franchise. Pursuant to the Reorganization, each Stockholder will receive the class of Global Franchise Shares that corresponds to the class of shares of common stock of Global Value Equity currently held by that Stockholder. Accordingly, as a result of the Reorganization, each Class I and Class P Stockholder of Global Value Equity will become a holder of Class I and Class P shares of Global Franchise, respectively. Stockholders holding their shares of Global Value Equity in certificate form will be asked to surrender their certificates in connection with the Reorganization. Stockholders who do not surrender their certificates prior to the Closing Date will still receive their Global Franchise Shares; however, such Stockholders will not be able to redeem, transfer or exchange the Global Franchise Shares received until the old certificates have been surrendered. The Board has determined that the interests of Stockholders will not be diluted as a result of the Reorganization. The "Valuation Date" is the third business day following the receipt of the requisite approval of the Reorganization Agreement by the Stockholders or at such other time as Global Franchise and Global Value Equity may agree, on which date the number of Global Franchise Shares to be delivered to Global Value Equity will be determined.

The Company suspended offering Class I and Class P shares of Global Franchise to new investors subject to certain exceptions. See "—Comparison of Global Franchise and Global Value Equity—Purchases, Exchanges and Redemptions." The Company's Board has authorized the issuance of the Global Franchise Shares to Stockholders of Global Value Equity in connection with the Reorganization.

At least one but not more than 20 business days prior to the Valuation Date, Global Value Equity will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Stockholders all of Global Value Equity's investment company taxable income for all periods since the inception of Global Value Equity through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Global Value Equity's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforwards).

For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, including the directors who are not "interested persons" of the Company ("Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of Global Value Equity and its Stockholders and recommends approval of the Reorganization Agreement.

Past Performance

Global Franchise. The bar chart and table below provide some indication of the risks of investing in Global Franchise. Global Franchise's past performance (before and after taxes) does not indicate how Global Franchise will perform in the future. This chart shows how the performance of Global Franchise's Class I shares has varied from year to year over the past seven calendar years.

Annual Total Returns (Class I)

Commenced operations on November 28, 2001

The bar chart reflects the performance of Class I shares only. Global Franchise's Class P shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.87% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -13.37% (quarter ended December 31, 2008).

This table compares Global Franchise's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Global Franchise's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2008)

	Past 1 Year	Past 5 Years	Since Inception
Class I (commenced operations on November 28, 2001)
Return before Taxes	-28.88%	3.83%	8.20%
Return after Taxes on Distributions	-29.91%	2.46%	7.17%
Return after Taxes on Distributions and
Sale of Portfolio Shares	-17.59%	3.54%	7.38%
MSCI World Index
(reflects no deduction for fees, expenses or taxes)*	-40.71%	-0.51%	0.79%
Lipper Global Multi-Cap Core Funds Index
(reflects no deduction for taxes)**	-36.70%	0.88%	2.02%
Class P (commenced operations on November 28, 2001)
Return before Taxes	-29.00%	3.57%	7.91%
MSCI World Index
(reflects no deduction for fees, expenses or taxes)*	-40.71%	-0.51%	0.79%
Lipper Global Multi-Cap Core Funds Index
(reflects no deduction for taxes)**	-36.70%	0.88%	2.02%

*  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

**  The Lipper Global Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this Prospectus, Global Franchise is in the Lipper Global Multi-Cap Core Funds classification.

The bar chart and table above show the performance of Global Franchise year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in Global Franchise. The table also compares the performance of Global Franchise to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment as it is not possible to invest directly in an index.

Also included in the table above are the after-tax returns specific to Global Franchise's Class I shares. The after-tax returns for Global Franchise's Class P shares will vary from the Class I shares' returns. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Global Value Equity. The bar chart and table below provide some indication of the risks of investing in Global Value Equity. Global Value Equity's past performance (before and after taxes) does not indicate how Global Value Equity will perform in the future. This chart shows how the performance of Global Value Equity Class I shares has varied from year to year over the past 10 calendar years.

Annual Total Returns (Class I)

Commenced operations on July 15, 1992

The bar chart reflects the performance of Class I shares only. Global Value Equity's Class P shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.69% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.64% (quarter ended December 31, 2008).

This table compares Global Value Equity's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Global Value Equity's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2008)

				Since
	Past 1 Year	Past 5 Years	Past 10 Years	Inception
Class I (commenced operations on July 15, 1992)
Return before Taxes	-41.82%	-1.88%	0.34%	7.36%
Return after Taxes on Distributions	-42.70%	-3.11%	-1.22%	5.54%
Return after Taxes on Distributions and
Sale of Portfolio Shares	-26.33%	-1.16%	0.16%	5.98%
MSCI World Index
(reflects no deduction for fees, expenses or taxes)*	-40.71%	-0.51%	-0.64%	5.33%
Lipper Global Large-Cap Value Funds Median
(reflects no deduction for taxes)**	-43.19%	-2.46%	0.30%	7.11%
Class P (commenced operations on January 2, 1996)
Return before Taxes	-41.98%	-2.14%	0.08%	4.32%
MSCI World Index
(reflects no deduction for fees, expenses or taxes)*	-40.71%	-0.51%	-0.64%	3.30%
Lipper Global Large-Cap Value Funds Median
(reflects no deduction for taxes)**	-43.19%	-2.46%	0.30%	4.19%

*  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.

**  The Lipper Global Large-Cap Value Funds Median tracks the performance of all funds in the Lipper Global Large-Cap Value Funds classification. The Median, which is adjusted for capital gains distribution and income dividends, is unmanaged and should not be considered an investment. As of the date of this Prospectus, Global Value Equity is in the Lipper Global Large-Cap Value Funds classification.

The bar chart and table above show the performance of Global Value Equity year-by-year and as an average over different periods of time. Together, the bar chart and table demonstrate the variability of performance over time and provide an indication of the risks of investing in Global Value Equity. The table also compares the performance of Global Value Equity to indices of similar securities. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The indices do not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the indices' performance. The indices are unmanaged and should not be considered an investment as it is not possible to invest directly in an index.

Also included in the table above are the after-tax returns specific to Global Value Equity's Class I shares. The after-tax returns for Global Value Equity's Class P shares will vary from the Class I shares' returns. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fee Table

The following table briefly describes the fees and expenses that a Stockholder of Global Franchise and Global Value Equity may pay if they buy and hold shares of each respective Portfolio. These expenses are deducted from each respective Portfolio's assets and are based on expenses paid by each Portfolio for its fiscal year ended December 31, 2008. Global Franchise and Global Value Equity each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Portfolio. The table also sets forth pro forma fees for the surviving combined portfolio (Global Franchise) (the "Combined Portfolio") reflecting what the fee schedule would have been on December 31, 2008, if the Reorganization had been consummated twelve (12) months prior to that date.

Stockholder Fees

	Global Franchise	Global Value Equity	Pro Forma Combined Portfolio
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class I	None	None	None
Class P	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class I	None	None	None
Class P	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class I	None	None	None
Class P	None	None	None
Redemption Fees
Class I	None	None	None
Class P	None	None	None
Exchange Fee
Class I	None	None	None
Class P	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Portfolio assets)

	Global Franchise		Global Value Equity	Pro Forma Combined Portfolio
Advisory Fees*
Class I	0.80%		0.67%	0.80%
Class P	0.80%		0.67%	0.80%
Distribution and/or Service (12b-1) Fees
Class I	None		None	None
Class P	0.25%		0.25%	0.25%
Other Expenses*
Class I	0.27	%†	0.45%**	0.24	%†
Class P	0.27	%†	0.45%**	0.24	%†
Total Annual Fund Operating Expenses*
Class I	1.07	%†	1.12%	1.04	%†
Class P	1.32	%†	1.37%	1.29	%†

*  The advisory fees for the Portfolios shown in the table above are the highest that could be charged. This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse each Portfolio, so that total annual operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on borrowing), will not exceed 1.00% for Class I shares and 1.25% for Class P shares of each Portfolio. The above referenced fee waivers and/or expense reimbursements of the Portfolios are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

  The Adviser has agreed, for at least one year, to reduce its advisory fee and/or reimburse the Combined Portfolio, so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on borrowing), will not exceed 1.00% for Class I shares and 1.25% for Class P shares of the Combined Portfolio.

**  The Portfolio may invest a portion of its assets in other investment companies (the "Acquired Funds"). The Portfolio's stockholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. The Portfolio estimates that these expenses constituted less than 0.01% of the Portfolio's average net assets for the fiscal year ended December 31, 2008. The estimated expense from investing in the Acquired Funds is based upon the average allocation of the Portfolio's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.

†  Restated to reflect the estimated increased annualized expenses of the Portfolio for the fiscal year ending December 31, 2009 due to an anticipated redemption in kind from Global Franchise in the first quarter of 2009.

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either Global Franchise or Global Value Equity or the Combined Portfolio, that the investment has a 5% return each year and that the operating expenses for each Portfolio remain the same (as set forth in the chart above). Although a Stockholder's actual costs may be higher or lower, the table below shows a Stockholder's costs at the end of each period based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Global Franchise
Class I	$109	$340	$590	$1,306
Class P	$134	$418	$723	$1,590
Global Value Equity
Class I	$114	$356	$617	$1,363
Class P	$139	$434	$750	$1,646
Pro Forma Combined Portfolio
Class I	$106	$331	$574	$1,271
Class P	$131	$409	$708	$1,556

The purpose of the foregoing fee table is to assist the Stockholder in understanding the various costs and expenses that a Stockholder in each Portfolio will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Global Franchise and Global Value Equity—Investment Advisory and Shareholder Services Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Company, on behalf of Global Value Equity, has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Global Franchise, Global Value Equity or their stockholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Global Franchise and Global Value Equity

Investment Objectives and Policies. The investment objective of Global Franchise is to seek long-term capital appreciation. The investment objective of Global Value Equity is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Global Franchise seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that Global Franchise's sub-adviser, Morgan Stanley Investment Management Limited (the "Sub-Adviser"), believes have, among other things, resilient business franchises and growth potential. The Sub-Adviser emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.

Global Value Equity seeks long-term capital appreciation by seeking to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which the Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Limited, believes are undervalued.

On November 20, 2008, the Board of the Company approved certain changes to Global Value Equity's investment policies (the "Investment Policy Changes") to make them substantially similar to those of Global Franchise. In connection with the Investment Policy Changes, the Board also approved changes to Global Value

Equity's portfolio management team, which is now the same as Global Franchise's portfolio management team. The principal differences between the Portfolios' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

The investment policies of both Global Franchise and Global Value Equity are not fundamental and may be changed by the Company's Board of Directors.

Investment Advisory and Shareholder Services Plan Fees. Global Franchise and Global Value Equity both obtain advisory services from the Adviser. For the fiscal year ended December 31, 2008, Global Franchise and Global Value Equity paid the Adviser compensation, calculated daily, equal to 0.80% and 0.67%, respectively (before giving effect to any voluntary fee waivers). Each class of shares of the Portfolios is subject to the same advisory fee rates applicable to the respective Portfolio.

With respect to each Portfolio, the Adviser pays the Sub-Adviser an annual fee out of its own advisory fee compensation.

The Company has adopted a Shareholder Services Plan with respect to the Class P shares of each Portfolio pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. There are no 12b-1 fees applicable to each Portfolio's Class I shares. Under the Plan, each Portfolio pays Morgan Stanley Distribution, Inc. (the "Distributor") a shareholder services fee of up to 0.25% of the Class P shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P shares. For further information relating to the shareholder services fees applicable to Class P shares of Global Franchise, see the section entitled "Shareholder Information—Distribution of Portfolio Shares" in Global Franchise's Prospectus attached hereto as Exhibit B.

Other Significant Fees. Both Global Franchise and Global Value Equity pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. The Company has suspended offering Class I and Class P shares of Global Franchise to new investors, except as follows. The Company will continue to offer Class I and Class P shares of Global Franchise (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of Global Franchise in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of Global Franchise are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. The Company will continue to offer Class I and Class P shares of Global Franchise to existing stockholders and may recommence offering Class I and Class P shares of Global Franchise to other new investors in the future. Any such offerings of Global Franchise's shares may be limited in amount and may commence and terminate without any prior notice. The Company's Board has authorized the issuance of the Global Franchise Shares in connection with the Reorganization.

With respect to each Portfolio, the minimum initial investment generally is $5,000,000 for Class I shares and $1,000,000 for Class P shares. The minimum initial or additional investment will be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program; certain retirement plans with plan assets of at least $5 million investing directly with the Fund; retirement plans investing through certain retirement plan platforms; certain endowments, foundations and other not for profit entities with at least $5 million of investable assets investing directly with the Fund; certain unit investment trusts sponsored by Morgan Stanley or any of its affiliates; other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; the independent Directors of the Fund; and clients who owned Portfolio shares as of December 31, 2007. If the value of an investor's account falls below the minimum initial investment amount for

Class I or Class P shares as a result of share redemptions or an investor no longer meets one of the waiver criteria set forth above, the investor's account may be subject to involuntary conversion or involuntary redemption. For further information relating to minimum investment requirements of Global Franchise, please see the section entitled "Shareholder Information—How to Purchase Class I and Class P Shares" in Global Franchise's Prospectus attached hereto as Exhibit B.

Both Class I and Class P shares of each Portfolio are offered at net asset value with no initial sales charge.

Shares of each class of Global Franchise and Global Value Equity may be exchanged for shares of the same class of any other available portfolio of the Company (each, an "Exchange Portfolio") without the imposition of an exchange fee. In addition, Class I and Class P shares of each Portfolio may be exchanged for Institutional Class and Class P shares, respectively, of available portfolios of Morgan Stanley Institutional Fund Trust (also, each an "Exchange Portfolio"). Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to stockholders of the Combined Portfolio.

Both Global Franchise and Global Value Equity provide telephone exchange privileges to their stockholders. For greater details relating to exchange privileges applicable to Global Franchise, see the section entitled "Shareholder Information—How to Redeem Class I and Class P Shares—Exchange Privilege" in Global Franchise's Prospectus.

Stockholders of Global Franchise and Global Value Equity may redeem their shares for cash at any time at the net asset value per share next determined.

Dividends. Each Portfolio declares dividends separately for each of its classes. Each Portfolio pays dividends from net investment income, if any, annually and distributes net realized capital gains, if any, at least annually. With respect to each Portfolio, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Portfolio at net asset value unless the Stockholder elects to receive cash.

Financial Highlights. The financial highlights tables that follow are intended to help you understand the financial performance of the Class I and Class P shares of each of Global Franchise and Global Value Equity for the shown. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Global Franchise or Global Value Equity (assuming reinvestment of all dividends and distributions). The information for the past five years (but excluding the information for the six months ended June 30, 2008) has been audited by [ ]. [ ] report, along with Global Franchise's and Global Value Equity's financial statements, are in Company's Annual Report for the fiscal year ended December 31, 2007[, which is incorporated herein by reference].

Global Franchise Portfolio

	Class I
	Six Months Ended June 30, 2008		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.62		$17.98	$15.69	$15.12	$14.29	$11.29
Income (Loss) from Investment Operations
Net Investment Income†	0.30		0.40	0.30	0.26	0.27	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(2.62)		1.30	3.07	1.52	1.66	2.91
Total from Investment Operations	(2.32)		1.70	3.37	1.78	1.93	3.14
Distributions from and/or in Excess of:
Net Investment Income	—		(0.15)	(0.13)	(0.31)	—	(0.03)
Net Realized Gain	—		(2.91)	(0.95)	(0.90)	(1.13)	(0.11)
Total Distributions	—		(3.06)	(1.08)	(1.21)	(1.13)	(0.14)
Redemption Fees	—		—	0.00 ‡	0.00 ‡	0.03	0.00 ‡
Net Asset Value, End of Period	$14.30		$16.62	$17.98	$15.69	$15.12	$14.29
Total Return++	(13.96	)%#	9.58%	21.60%	11.91%	13.77%	27.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$102,605		$110,135	$128,434	$85,018	$58,223	$79,756
Ratio of Expenses to Average Net Assets(1)	0.99	%*+	0.99%+	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.99	%*+	0.98%+	1.00%	1.00%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	3.91	%*+	2.10%+	1.74%	1.67%	1.82%	1.91%
Portfolio Turnover Rate	16	%#	22%	35%	19%	21%	32%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	1.01%	1.07%	1.16%	1.23%
Net Investment Income to Average Net Assets	N/A		N/A	1.73%	1.60%	1.66%	1.68%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio—Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

	Class P
	Six Months Ended June 30, 2008		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.44		$17.82	$15.56	$15.01	$14.22	$11.24
Income (Loss) from Investment Operations
Net Investment Income†	0.29		0.30	0.24	0.24	0.22	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(2.60)		1.34	3.04	1.48	1.69	2.88
Total from Investment Operations	(2.31)		1.64	3.28	1.72	1.91	3.10
Distributions from and/or in Excess of:
Net Investment Income	—		(0.11)	(0.07)	(0.27)	—	(0.01)
Net Realized Gain	—		(2.91)	(0.95)	(0.90)	(1.13)	(0.11)
Total Distributions	—		(3.02)	(1.02)	(1.17)	(1.13)	(0.12)
Redemption Fees	—		—	0.00 ‡	—	0.01	—
Net Asset Value, End of Period	$14.13		$16.44	$17.82	$15.56	$15.01	$14.22
Total Return++	(14.00	)%#	9.26%	21.31%	11.53%	13.56%	27.62%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,627		$6,327	$4,135	$4,401	$3,941	$2,682
Ratio of Expenses to Average Net Assets(1)	1.24	%*+	1.24%+	1.25%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.24	%*+	1.23%+	1.25%	1.25%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	3.73	%*+	1.62%	1.43%	1.52%	1.47%	1.66%
Portfolio Turnover Rate	16	%#	22%	35%	19%	21%	32%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	1.26%	1.32%	1.41%	1.48%
Net Investment Income to Average Net Assets	N/A		N/A	1.42%	1.45%	1.31%	1.43%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio—Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

Global Value Equity Portfolio

	Class I
	Six Months Ended June 30, 2008		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.70		$20.24	$17.85	$17.81	$15.84	$12.46
Income (Loss) from Investment Operations
Net Investment Income†	0.27		0.33	3.33	0.31	0.22	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(2.97)		0.96	3.44	0.72	2.02	3.42
Total from Investment Operations	(2.70)		1.29	3.77	1.03	2.24	3.61
Distributions from and/or in Excess of:
Net Investment Income	—		(0.34)	(0.34)	(0.31)	(0.22)	(0.16)
Net Realized Gain	—		(3.49)	(1.05)	(0.68)	(0.05)	(0.08)
Total Distributions	—		(3.83)	(1.39)	(0.99)	(0.27)	(0.24)
Redemption Fees	0.00	‡	0.00 ‡	0.01	0.00 ‡	0.00 ‡	0.01
Net Asset Value, End of Period	$15.00		$17.70	$20.24	$17.85	$17.81	$15.84
Total Return++	(15.25	)%#	6.65%	21.40%	5.81%	14.13%	29.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$39,103		$66,035	$101,163	$86,000	$68,505	$55,545
Ratio of Expenses to Average Net Assets(1)	1.00	%*+	0.90%+	0.91%	0.90%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.99	%*+	0.90%+	N/A	N/A	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	3.39	%*+	1.58%+	1.71%	1.74%	1.31%	1.44%
Portfolio Turnover Rate	17	%#	31%	29%	29%	30%	53%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	N/A	N/A	1.07%	1.20%
Net Investment Income to Average Net Assets	N/A		N/A	N/A	N/A	1.24%	1.24%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio—Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

	Class P
	Six Months Ended June 30, 2008		Year Ended December 31,
Selected Per Share Data and Ratios	(unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.48		$20.03	$17.69	$17.64	$15.70	$12.35
Income (Loss) from Investment Operations
Net Investment Income†	0.26		0.29	0.28	0.27	0.17	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(2.94)		0.93	3.40	0.71	2.00	3.40
Total from Investment Operations	(2.68)		1.22	3.68	0.98	2.17	3.56
Distributions from and/or in Excess of:
Net Investment Income	—		(0.28)	(0.29)	(0.25)	(0.18)	(0.13)
Net Realized Gain	—		(3.49)	(1.05)	(0.68)	(0.05)	(0.08)
Total Distributions	—		(3.77)	(1.34)	(0.93)	(0.23)	(0.21)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$14.80		$17.48	$20.03	$17.69	$17.64	$15.70
Total Return++	(15.33	)%#	6.37%	21.05%	5.59%	13.78%	28.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,818		$24,199	$27,773	$21,938	$30,598	$32,761
Ratio of Expenses to Average Net Assets(1)	1.26	%*+	1.15%+	1.16%	1.15%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%*+	1.15%+	N/A	N/A	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	3.20	%*+	1.36%+	1.47%	1.53%	1.07%	1.19%
Portfolio Turnover Rate	17	%#	31%	29%	29%	30%	53%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.26	%*+	N/A	N/A	N/A	1.32%	1.45%
Net Investment Income to Average Net Assets	3.20	%*+	N/A	N/A	N/A	0.99%	0.99%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio—Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

PRINCIPAL RISK FACTORS

The value of an investment in either Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.

Both Portfolios invest in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Each Portfolio may invest in foreign securities. Investing in foreign countries, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of a Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, a Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Each Portfolio may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

Each Portfolio may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Each Portfolio may invest in the equity securities of any size company. While the Sub-Adviser believes that smaller companies provide greater growth potential than larger, more established firms, investing in the securities of smaller companies also involves greater risk and price volatility.

Each Portfolio's portfolio management team believes that the number of issuers with strong business franchises meeting its criteria may be limited and, accordingly, each Portfolio may consist of less holdings than a fund without such a specifically defined investment program. Each Portfolio generally emphasizes a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent each Portfolio focuses its investments in this way, it may be subject to more risk than a less focused fund because changes affecting a single issuer may cause greater fluctuations in the value of each Portfolio's shares.

Global Franchise is a "non-diversified" portfolio, and as such, its investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds or portfolios, Global Franchise may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect Global Franchise's performance more than if Global Franchise were diversified. [However, the investments of Global Franchise are currently diversified.]

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Portfolio, see "Global Franchise Portfolio—Risks," "Global Value Equity Portfolio—Risks" and "Additional Risk Factors and Information" in the Prospectus, as supplemented, relating to both Portfolios, which is incorporated herein by reference.

THE REORGANIZATION

The Proposal

The Board of Directors of the Company, including the Independent Directors, having reviewed the financial position of Global Value Equity and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Global Value Equity and its Stockholders and that the interests of Stockholders will not be diluted as a result thereof, recommends approval of the Reorganization by Stockholders of Global Value Equity.

The Board's Considerations

At a meeting held on November 19-20, 2008, the Board, including the Independent Directors, unanimously approved the Reorganization Agreement on behalf of Global Value Equity and determined to recommend that Stockholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Global Value Equity's inability to gain assets as expected and the comparative expenses currently incurred in the operations of Global Value Equity and Global Franchise. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Global Franchise and Global Value Equity, including the recent Investment Policy Changes of Global Value Equity authorized by the Board; the common portfolio management team of each Portfolio following the recent changes in personnel approved by the Board; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, all of which will be borne by the Adviser in connection with the Reorganization.

In recommending the Reorganization to Stockholders, the Board of the Company considered that the Reorganization would have the following benefits to Stockholders:

1.  Once the Reorganization is consummated, the expenses which would be borne by stockholders of each class of the Combined Portfolio will be lower on a percentage basis than the expenses of each corresponding class of Global Value Equity. The Board compared the annual advisory fee (as a percentage of assets) payable by the Combined Portfolio to that payable by Global Franchise and Global Value Equity. The Board noted that while Global Franchise's advisory fee rate (0.80% of average daily net assets) is higher than Global Value Equity's advisory fee rate (0.67% of average daily net assets), the total annual fund operating expenses for the Combined Portfolio will be lower than that of each of Global Value Equity and Global Franchise. The Board also noted that the Adviser has agreed, for at least one year, to reduce its advisory fee and/or reimburse the Combined Portfolio, so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on borrowing), will not exceed 1.00% for Class I shares and 1.25% for Class P shares of the Combined Portfolio. The Board also noted that, given the likelihood of continuing redemptions from Global Value Equity, its "Other Expenses" (as a percentage of average daily net assets) were likely to increase in the current and future fiscal years. Furthermore, to the extent that the Reorganization would result in Stockholders becoming stockholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.  Stockholders will have continued participation in a fund that invests in issuers throughout the world. The Board also considered that the Reorganization will create a clearer, more understandable product offering, which should support a more focused sales and marketing effort on fewer portfolios within the "global" product category.

3.  The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Global Franchise, Global Value Equity or their stockholders for federal income tax purposes as a result of transactions included in the Reorganization.

4.  The Board noted that Global Franchise suspended offering Class I and Class P shares of Global Franchise to new investors subject to certain exceptions and that Stockholders of Global Value Equity would have the ability to gain exposure to Global Franchise only through the Reorganization (unless such stockholders already hold shares in Global Franchise).

The Board of the Company, on behalf of Global Franchise, including a majority of the Independent Directors, also has determined that the Reorganization is in the best interests of Global Franchise and its stockholders and that the interests of existing stockholders of Global Franchise will not be diluted as a result thereof. The Board believes that the transaction will enable Global Franchise to acquire investment securities which are consistent with Global Franchise's investment objective, without the brokerage costs attendant to the purchase of such securities in the market, and that Global Franchise's stockholders will benefit from more effective distribution efforts following the elimination of a similar competing Morgan Stanley portfolio. The Board considered that even if the benefits enumerated above are not realized, the costs to Global Franchise are sufficiently minor to warrant taking the opportunity to realize those benefits.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Global Value Equity will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to Global Franchise on the Closing Date in exchange for the assumption by Global Franchise of stated liabilities of Global Value Equity, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Value Equity prepared by the Treasurer of Global Value Equity as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Global Franchise Shares; (ii) such Global Franchise Shares would be distributed to Stockholders on the Closing Date or as soon as practicable thereafter; (iii) Global Value Equity would be liquidated and terminated as a series of the Company; and (iv) the outstanding shares of Global Value Equity would be canceled.

The number of Global Franchise Shares to be delivered to Global Value Equity will be determined by dividing the aggregate net asset value of each class of shares of Global Value Equity acquired by Global Franchise by the net asset value per share of the corresponding class of shares of Global Franchise; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Stockholders of the Reorganization Agreement or at such other time as Global Franchise and Global Value Equity may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class P shares of Global Value Equity had an aggregate net asset value of $100,000. If the net asset value per Class P share of Global Franchise were $10 per share at the close of business on the Valuation Date, the number of Class P shares of Global Franchise to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class P shares of Global Franchise would be distributed to the former Class P stockholders of Global Value Equity. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Global Value Equity will distribute pro rata to its Stockholders of record as of the close of business on the Valuation Date, the Global Franchise Shares it receives. Each Stockholder will receive the class of shares of Global Franchise that corresponds to the class of shares of Global Value Equity currently held by that Stockholder. Accordingly, the Global Franchise Shares will be distributed as follows: each of the Class I and Class P shares of Global Franchise will be distributed to holders of the Class I and Class P shares of Global Value Equity, respectively. Global Franchise will cause its transfer agent to credit and confirm an appropriate number of Global Franchise Shares to each Stockholder. Certificates for Global Franchise Shares will be issued only upon written request of a Stockholder and only for whole shares, with fractional shares credited to the name of the Stockholder on the books of Global Franchise. Stockholders who wish to receive certificates representing their Global Franchise Shares must, after receipt of their confirmations, make a written request to Global Franchise's transfer agent, Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Stockholders of Global Value Equity holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Stockholders who do not surrender their certificates prior to the Closing Date will still receive their Global Franchise Shares; however, such Stockholders will not be able to redeem, transfer or exchange the Global Franchise Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Stockholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Global Franchise or Global Value Equity. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Stockholders or by mutual consent of the Company, on behalf of Global Franchise and Global Value Equity. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by                    , 2009, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Global Value Equity shall either pay or make provision for all of its liabilities to former Stockholders of Global Value Equity that received Global Franchise Shares. Global Value Equity shall be terminated as a series of the Company promptly following the distribution of Global Franchise Shares to Stockholders of record of Global Value Equity.

The effect of the Reorganization is that Stockholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Global Value Equity and reinvest the proceeds in Global Franchise Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Global Value Equity recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Stockholders prior to the Closing Date and will be taxable to Stockholders as capital gain.

Stockholders will continue to be able to redeem their shares of Global Value Equity at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Global Value Equity thereafter will be treated as requests for redemption of shares of Global Franchise.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Stockholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

As a condition to the Reorganization, the Company, on behalf of each of Global Franchise and Global Value Equity, has requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Global Franchise and Global Value Equity:

1.  The transfer of Global Value Equity's assets in exchange for the Global Franchise Shares and the assumption by Global Franchise of certain stated liabilities of Global Value Equity followed by the distribution by Global Value Equity of the Global Franchise Shares to Stockholders in exchange for their Global Value Equity shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Franchise and Global Value Equity will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  No gain or loss will be recognized by Global Franchise upon the receipt of the assets of Global Value Equity solely in exchange for the Global Franchise Shares and the assumption by Global Franchise of the stated liabilities of Global Value Equity;

3.  No gain or loss will be recognized by Global Value Equity upon the transfer of the assets of Global Value Equity to Global Franchise in exchange for the Global Franchise Shares and the assumption by Global Franchise of the stated liabilities or upon the distribution of Global Franchise Shares to Stockholders in exchange for their Global Value Equity shares;

4.  No gain or loss will be recognized by Stockholders upon the exchange of the shares of Global Value Equity for the Global Franchise Shares;

5.  The aggregate tax basis for the Global Franchise Shares received by each of the Stockholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Global Value Equity held by each such Stockholder immediately prior to the Reorganization;

6.  The holding period of the Global Franchise Shares to be received by each Stockholder will include the period during which the shares in Global Value Equity surrendered in exchange therefor were held (provided such shares in Global Value Equity were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of Global Value Equity acquired by Global Franchise will be the same as the tax basis of such assets of Global Value Equity immediately prior to the Reorganization; and

8.  The holding period of the assets of Global Value Equity in the hands of Global Franchise will include the period during which those assets were held by Global Value Equity.

The advice of counsel is not binding on the Internal Revenue Service (the "IRS") or the courts and neither Global Franchise nor Global Value Equity has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Stockholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Stockholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Global Franchise and Global Value Equity. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Global Franchise and Global Value Equity. The effect of any such limitations will depend on the existence and amount of Global Franchise and Global Value Equity capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund or portfolio will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund or portfolio will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of December 31, 2008, Global Franchise had capital loss carryovers of approximately $275,000 and built-in capital losses of approximately $19,476,000. As of December 31, 2008, Global Value Equity had no capital loss carryovers and built-in capital gains of approximately $3,000,000.

Description of Shares

Global Franchise Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Global Franchise and transferable without restrictions and will have no preemptive rights. For greater details regarding each Portfolio's shares, see "Shareholder Information" in each Portfolio's Prospectus, as supplemented.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Global Value Equity and Global Franchise as of December 31, 2008 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets		Shares Outstanding	Net Asset Value Per Share
Class I
Global Franchise	$78,029,520		7,211,644	$10.82
Global Value Equity	$24,110,464		2,541,789	$9.49
Combined Portfolio (pro forma)	$102,139,984		9,439,968	$10.82
Class P
Global Franchise	$2,891,978		270,080	$10.71
Global Value Equity	$11,887,677		1,268,600	$9.37
Combined Portfolio (pro forma)	$14,779,655		1,380,041	$10.71
Total Class I and P
Global Franchise	$80,921,498	*	7,481,724	$10.82
Global Value Equity	$35,998,141		3,810,389	$9.45
Combined Portfolio (pro forma)	$116,919,639	*	10,808,724	$10.82

*  The Net Assets of Class I shares and Class P shares of Global Franchise and the Combined Portfolio (pro forma) would be $37,189,409 and $73,187,550, respectively, taking into account an anticipated redemption in kind from Global Franchise in the first quarter of 2009.

Appraisal Rights

Stockholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Global Franchise is to seek long-term capital appreciation. The investment objective of Global Value Equity is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

Global Franchise

Global Franchise's Sub-Adviser seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Sub-Adviser emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, Global Franchise invests in securities of issuers from at least three different countries, which may include the United States.

The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of Global Franchise is based on the Sub-Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Adviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, Global Franchise may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

Derivative instruments used by Global Franchise will be counted toward Global Franchise's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Global Value Equity

Global Value Equity's Sub-Adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

Effective November 20, 2008, the Board approved the Investment Policy Changes for Global Value Equity to make its investment policies substantially similar to those of Global Franchise. Following these changes, the Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of Global Franchise is based on the Sub-Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Sub-Adviser relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, Global Franchise may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

Under normal circumstances, at least 80% of Global Value Equity's assets will be invested in equity securities. This policy may be changed without stockholder approval; however, you would be notified in writing of any changes. Derivative instruments used by Global Value Equity will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Investment Restrictions

The investment restrictions adopted by Global Franchise and Global Value Equity as fundamental limitations are substantially similar and are summarized under the caption "Investment Limitations" in the Statement of Additional Information relating to both Portfolios. A fundamental investment restriction cannot be changed without the vote of the lesser of: (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by Proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio.

Global Value Equity has one fundamental limitation which is materially different from Global Franchise: Global Value Equity is a diversified fund and, in connection therewith, will not, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the total assets in its portfolio, at market value, would be invested in the securities of such issuer. Global Franchise is a non-diversified fund and, therefore, does not have this fundamental limitation. [However, the investments of Global Franchise are currently diversified.]

ADDITIONAL INFORMATION ABOUT GLOBAL FRANCHISE
AND GLOBAL VALUE EQUITY

General

For a discussion of the organization and operation of Global Franchise and Global Value Equity, see "Investment Summary" and "Fund Management" in their Prospectus, dated May 1, 2008, as supplemented (the "Prospectus"). For a discussion of the organization and operation of the Company, see "General Information—Fund History" in the Statement of Additional Information relating to both Portfolios.

Financial Information

For certain financial information about Global Franchise and Global Value Equity, see "Financial Highlights" with respect to each Portfolio in their Prospectus.

Management

For information about the Board of Directors, the Adviser and the Distributor of Global Franchise and Global Value Equity, see "Fund Management—Investment Adviser" in their Prospectus and "Management of the Fund" in the Company's Statement of Additional Information. In connection with the Investment Policy Changes, the Board also made changes to the portfolio management team of Global Value Equity so that its portfolio management team is now the same as the portfolio management team of Global Franchise.

Description of Shares and Stockholder Inquiries

For a description of the nature and most significant attributes of shares of Global Franchise and Global Value Equity, and information regarding Stockholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in their Prospectus.

Dividends, Distributions and Taxes

For a discussion of Global Franchise's and Global Value Equity's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions; Taxes" in their Prospectus, "Taxes" in the Company's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of Global Franchise and Global Value Equity—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

Purchases, Exchanges and Redemptions

For a discussion of how Global Franchise's and Global Value Equity's shares may be purchased, exchanged and redeemed, see "Shareholder Information—How to Purchase Class I and Class P Shares; Exchange Features; How to Redeem Class I and Class P Shares" in their Prospectus, "Purchase of Shares" and "Redemption of Shares" in the Company's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of Global Franchise and Global Value Equity—Purchases, Exchanges and Redemptions."

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Global Franchise, for the fiscal year ended December 31, 2007, and Global Value Equity, for the fiscal year ended December 31, 2007, [that are incorporated by reference] in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by [ ], the Company's independent registered public accounting firm. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of Global Franchise Shares will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Maryland counsel as to matters of Maryland law.

AVAILABLE INFORMATION

Additional information about Global Franchise and Global Value Equity is available, as applicable, in the following documents which are incorporated herein by reference: (i) Global Franchise's and Value Equity's Prospectus dated May 1, 2008, as supplemented, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 75 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); and (ii) the Company's Annual Report for its fiscal year ended December 31, 2007, [accompanying this Proxy Statement and Prospectus]. The foregoing documents may be obtained upon request and without charge by calling (800) 548-7786 (toll-free).

Global Franchise and Global Value Equity are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Franchise and Global Value Equity which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each Portfolio and the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Global Value Equity knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

  By Order of the Board of Directors,

  Mary E. Mullin
  Secretary

                                 , 2009

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of November 20, 2008, by and between MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Company"), a Maryland corporation, on behalf of GLOBAL FRANCHISE PORTFOLIO ("Acquiring Portfolio"), and the Company, on behalf of GLOBAL VALUE EQUITY PORTFOLIO ("Acquired Portfolio"). Each of Acquiring Portfolio and Acquired Portfolio is a separate series of the Company.

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Portfolio of substantially all of the assets of Acquired Portfolio in exchange for the assumption by Acquiring Portfolio of all stated liabilities of Acquired Portfolio and the issuance by Acquiring Portfolio of shares of common stock, par value $0.001 per share (the "Acquiring Portfolio Shares"), to be distributed, after the Closing Date hereinafter referred to, to the stockholders of Acquired Portfolio in liquidation of Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Portfolio

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company, on behalf of Acquired Portfolio, agrees to assign, deliver and otherwise transfer the Acquired Portfolio Assets (as defined in paragraph 1.2) to Acquiring Portfolio and the Company, on behalf of Acquiring Portfolio, agrees in exchange therefor to assume all of Acquired Portfolio's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2  (a)  The "Acquired Portfolio Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on Acquired Portfolio's books on the Valuation Date.

  (b)  On or prior to the Valuation Date, the Company, on behalf of Acquired Portfolio, will provide Acquiring Portfolio with a list of all of Acquired Portfolio's assets to be assigned, delivered and otherwise transferred to Acquiring Portfolio and a list of the stated liabilities to be assumed by Acquiring Portfolio pursuant to this Agreement. The Company, on behalf of Acquired Portfolio, reserves the right to sell any of the securities on such list but will not, without the prior approval of the Company, on behalf of Acquiring Portfolio, acquire any additional securities other than securities of the type in which Acquiring Portfolio is permitted to invest and in amounts agreed to in writing by the Company, on behalf of Acquiring Portfolio. The Company, on behalf of Acquiring Portfolio, will, within a reasonable time prior to the Valuation Date, furnish Acquired Portfolio with a statement of Acquiring Portfolio's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Portfolio's investment objective, policies and restrictions. In the event that Acquired Portfolio holds any investments that Acquiring Portfolio is not permitted to hold, the Company, on behalf of Acquired Portfolio, will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Portfolio and Acquiring Portfolio, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Portfolio with respect to such investments, the Company, on behalf of Acquired Portfolio, if requested by the Company, on behalf of Acquiring Portfolio, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3  The Company, on behalf of Acquired Portfolio, will endeavor to discharge all of Acquired Portfolio's liabilities and obligations on or prior to the Valuation Date. The Company, on behalf of Acquiring Portfolio, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Portfolio prepared by the Treasurer of Acquired Portfolio as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4  In order for the Acquired Portfolio to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Company, on behalf of Acquired Portfolio, will on or before the Valuation Date (a) declare a dividend in an amount large enough so that Acquired Portfolio will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5  On the Closing Date or as soon as practicable thereafter, Acquired Portfolio will distribute Acquiring Portfolio Shares received by Acquired Portfolio pursuant to paragraph 1.1 pro rata to Acquired Portfolio's stockholders of record determined as of the close of business on the Valuation Date ("Acquired Portfolio Stockholders"). Each Acquired Portfolio Stockholder will receive the class of shares of Acquiring Portfolio that corresponds to the class of shares of Acquired Portfolio currently held by that Acquired Portfolio Stockholder. Accordingly, the Acquiring Portfolio Shares will be distributed as follows: each of the Class I and Class P shares of Acquiring Portfolio will be distributed to holders of Class I and Class P shares of Acquired Portfolio, respectively. Such distribution will be accomplished by an instruction, signed by Acquired Portfolio's Secretary, to transfer Acquiring Portfolio Shares then credited to Acquired Portfolio's account on the books of Acquiring Portfolio to open accounts on the books of Acquiring Portfolio in the names of the Acquired Portfolio Stockholders and representing the respective pro rata number of Acquiring Portfolio Shares due such Acquired Portfolio Stockholders. All issued and outstanding shares of Acquired Portfolio simultaneously will be canceled on Acquired Portfolio's books; however, share certificates representing interests in Acquired Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with paragraph 2.3. The Company, on behalf of Acquiring Portfolio, will issue certificates representing Acquiring Portfolio Shares in connection with such exchange only upon the written request of an Acquired Portfolio Stockholder.

1.6  Ownership of Acquiring Portfolio Shares will be shown on the books of Acquiring Portfolio's transfer agent. Acquiring Portfolio Shares will be issued in the manner described in Acquiring Portfolio's current Prospectus, as supplemented, and the Company's Statement of Additional Information.

1.7  Any transfer taxes payable upon issuance of Acquiring Portfolio Shares in a name other than the registered holder of Acquiring Portfolio Shares on Acquired Portfolio's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Portfolio Shares are to be issued and transferred.

1.8  Any reporting responsibility of Acquired Portfolio is and shall remain the responsibility of Acquired Portfolio up to and including the date on which Acquired Portfolio is dissolved and terminated pursuant to paragraph 1.9.

1.9  Within one year after the Closing Date, the Company, on behalf of Acquired Portfolio, shall pay or make provision for the payment of all Acquired Portfolio's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to stockholders of Acquired Portfolio, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Portfolio for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Portfolio shall be terminated as a series of the Company promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10  Copies of all books and records maintained on behalf of Acquired Portfolio in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Portfolio or their designee, and Acquiring Portfolio or its designee shall comply with applicable record retention requirements to which Acquired Portfolio is subject under the 1940 Act.

2.  Valuation

2.1  The value of the Acquired Portfolio Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval of this Agreement by stockholders of Acquired Portfolio or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Acquiring Portfolio's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.2  The net asset value of an Acquiring Portfolio Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Acquiring Portfolio's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.3  The number of Acquiring Portfolio Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Portfolio shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Portfolio (determined in accordance with paragraph 2.2).

2.4  All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Acquiring Portfolio. The Company, on behalf of Acquiring Portfolio, shall cause Morgan Stanley Services to deliver a copy of Acquiring Portfolio's valuation report at the Closing.

3.  Closing and Closing Date

3.1  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2  Portfolio securities held by Acquired Portfolio and represented by a certificate or other written instrument shall be presented by it or on its behalf to JPMorgan Chase Bank, N.A. (the "Custodian"), as custodian for Acquiring Portfolio, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by the Company, on behalf of Acquired Portfolio, to the Custodian for the account of Acquiring Portfolio on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "JPMorgan Chase Bank, N.A., Custodian for Morgan Stanley Institutional Fund, Inc."

3.3  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Company, on behalf of Acquiring Portfolio, and the Company, on behalf of Acquired Portfolio, accurate appraisal of the value of the net assets of Acquiring Portfolio or the Acquired Portfolio Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4  If requested, the Company, on behalf of Acquired Portfolio, shall deliver to the Company, on behalf of Acquiring Portfolio, or its designee (a) at the Closing, a list, certified by Acquired Portfolio's Secretary, of the names, addresses and taxpayer identification numbers of the Acquired Portfolio Stockholders and the number and percentage ownership of outstanding Acquired Portfolio shares owned by each such Acquired Portfolio Stockholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Company, on behalf of Acquiring Portfolio, shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Portfolio Shares to be credited on the Closing Date to Acquired Portfolio or provide evidence satisfactory to the Company, on behalf of Acquired Portfolio, that such Acquiring Portfolio Shares have been credited to Acquired Portfolio's account on the books of Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Portfolio and Acquired Portfolio

4.1  Except as otherwise expressly provided herein with respect to Acquired Portfolio, the Company, on behalf of Acquiring Portfolio and Acquired Portfolio, will operate the business of each of Acquiring Portfolio and Acquired Portfolio in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2  The Company will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Portfolio Shares ("Registration Statement"). The Company, on behalf of Acquired Portfolio, will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Company agrees that each of Acquired Portfolio and Acquiring Portfolio will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3  The Company, on behalf of Acquired Portfolio, will call a meeting of Acquired Portfolio's stockholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The Company, on behalf of Acquired Portfolio, will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company, on behalf of Acquiring Portfolio, will furnish Acquired Portfolio with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Portfolio as is reasonably necessary for the preparation of the Proxy Materials.

4.4  The Company, on behalf of Acquired Portfolio, will assist Acquiring Portfolio in obtaining such information as Acquiring Portfolio reasonably requests concerning the beneficial ownership of Acquired Portfolio shares.

4.5  Subject to the provisions of this Agreement, the Company agrees that Acquiring Portfolio and Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6  The Company, on behalf of Acquired Portfolio, shall furnish or cause to be furnished to Acquiring Portfolio within 30 days after the Closing Date a statement of Acquired Portfolio's assets and liabilities as of the Closing Date, which statement shall be certified by the Company's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, the Company, on behalf of Acquired Portfolio, shall furnish Acquiring Portfolio, in such form as is reasonably satisfactory to Acquiring Portfolio, a statement certified by the Company's Treasurer of

Acquired Portfolio's earnings and profits for federal income tax purposes that will be carried over to Acquiring Portfolio pursuant to Section 381 of the Code.

4.7  As soon after the Closing Date as is reasonably practicable, the Company (a) shall prepare and file all federal and other tax returns and reports of Acquired Portfolio required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8  The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue the Acquiring Portfolio's operations after the Closing Date.

5.  Representations and Warranties

5.1  The Company, on behalf of Acquiring Portfolio, represents and warrants to the Company, on behalf of Acquired Portfolio, as follows:

  (a)  Acquiring Portfolio is a series of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  the Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Portfolio are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Portfolio is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of the Acquiring Portfolio and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Portfolio is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquiring Portfolio or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Portfolio's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2007, of Acquiring Portfolio audited by [                          ] (copies of which will be furnished to Acquired Portfolio), fairly present, in all material respects, Acquiring Portfolio's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Portfolio (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  All issued and outstanding Acquiring Portfolio Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of Acquiring Portfolio enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Portfolio's performance of this Agreement;

  (j)  Acquiring Portfolio Shares to be issued and delivered to Acquired Portfolio, for the account of the Acquired Portfolio Stockholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Portfolio required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Portfolio under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Portfolio to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since December 31, 2007, there has been no change by Acquiring Portfolio in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

  (n)  The information furnished or to be furnished by the Company on behalf of Acquiring Portfolio for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2  The Company, on behalf of Acquired Portfolio, represents and warrants to the Company, on behalf of Acquiring Portfolio, as follows:

  (a)  Acquired Portfolio is a series of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  the Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Portfolio have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Portfolio are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Portfolio is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus, as supplemented, of Acquired Portfolio and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Portfolio is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquired Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Portfolio's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Portfolio for the year ended December 31, 2007, audited by [                           ] (copies of which have been or will be furnished to Acquiring Portfolio) fairly present, in all material respects, Acquired Portfolio's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Acquired Portfolio (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  Acquired Portfolio has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of stockholders submitted to Acquiring Portfolio pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company, and subject to the approval of Acquired Portfolio's stockholders, this Agreement constitutes a valid and binding obligation of Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Portfolio's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Portfolio required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Portfolio has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquired Portfolio under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Portfolio to continue to meet the requirements of Subchapter M of the Code;

  (m)  At the Closing Date, the Company, on behalf of Acquired Portfolio, will have good and valid title to the Acquired Portfolio Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Portfolio which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Portfolio's stockholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Portfolio Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by the Company on behalf of Acquired Portfolio for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  Acquired Portfolio will, on or prior to the Valuation Date, declare one or more dividends or other distributions to stockholders that, together with all previous dividends and other distributions to stockholders, shall have the effect of distributing to the stockholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

  (p)  Acquired Portfolio has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  Acquired Portfolio is not acquiring Acquiring Portfolio Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Portfolio

The obligations of the Company, with respect to Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1  All representations and warranties of the Company made on behalf of Acquiring Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Company, on behalf of Acquiring Portfolio, shall have delivered to Acquired Portfolio a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquired Portfolio, shall reasonably request;

6.3  The Company, on behalf of Acquired Portfolio, shall have received a favorable opinion from Clifford Chance US LLP, counsel to Acquiring Portfolio, dated as of the Closing Date, to the effect that:

  (a)  Acquiring Portfolio is a series of the Company, a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquired Portfolio, is a valid and binding obligation of Acquiring Portfolio enforceable against Acquiring Portfolio in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Acquiring Portfolio Shares to be issued to Acquired Portfolio Stockholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no Stockholder of Acquiring Portfolio has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Company's Articles of Incorporation or By-Laws, each as amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Portfolio or any increase in the investment management fees or annual fees pursuant to Acquiring Portfolio's shareholder services plan from those described in Acquiring Portfolio's Prospectus dated May 1, 2008, as supplemented, and the Company's Statement of Additional Information dated May 1, 2008.

7.  Conditions Precedent to Obligations of Acquiring Portfolio

The obligations of the Company, on behalf of Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquired Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Company made on behalf of Acquired Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Company, on behalf of Acquired Portfolio, shall have delivered to Acquiring Portfolio at the Closing a certificate of the Company's President and its Treasurer, in form and substance satisfactory to Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Portfolio, shall reasonably request;

7.3  Acquired Portfolio shall have delivered to Acquiring Portfolio a statement of the Acquired Portfolio Assets and its liabilities, together with a list of Acquired Portfolio's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Company;

7.4  The Company, on behalf of Acquiring Portfolio, shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Acquired Portfolio, dated as of the Closing Date to the effect that:

  (a)  Acquired Portfolio is a series of the Company, a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of Acquired Portfolio, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Portfolio, is a valid and binding obligation of Acquired Portfolio enforceable against Acquired Portfolio in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Company's Articles of Incorporation or By-Laws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5  On the Closing Date, the Acquired Portfolio Assets shall include no assets that the Acquiring Portfolio, by reason of limitations of the Company's Articles of Incorporation, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Portfolio and Acquired Portfolio

The obligations of the Company, on behalf of Acquired Portfolio, and the Company, on behalf of Acquiring Portfolio, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Portfolio in accordance with the provisions of the Company's Articles of Incorporation, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Portfolio;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Company, on behalf of both Acquiring Portfolio and Acquired Portfolio, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Portfolio or Acquired Portfolio;

8.4  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The Company, on behalf of Acquired Portfolio, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Portfolio Stockholders all of Acquired Portfolio's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6  The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Acquiring Portfolio and Acquired Portfolio, which opinion may be relied upon by the stockholders of Acquired Portfolio, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of Acquired Portfolio's assets in exchange for Acquiring Portfolio Shares and the assumption by Acquiring Portfolio of certain stated liabilities of Acquired Portfolio followed by the distribution by Acquired Portfolio of Acquiring Portfolio Shares to the Acquired Portfolio Stockholders in exchange for their Acquired Portfolio shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Portfolio and Acquiring Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Portfolio upon the receipt of the assets of Acquired Portfolio solely in exchange for Acquiring Portfolio Shares and the assumption by Acquiring Portfolio of the stated liabilities of Acquired Portfolio;

  (c)  No gain or loss will be recognized by Acquired Portfolio upon the transfer of the assets of Acquired Portfolio to Acquiring Portfolio in exchange for Acquiring Portfolio Shares and the assumption by Acquiring Portfolio of the stated liabilities or upon the distribution of Acquiring Portfolio Shares to the Acquired Portfolio Stockholders in exchange for their Acquired Portfolio shares;

  (d)  No gain or loss will be recognized by the Acquired Portfolio Stockholders upon the exchange of the Acquired Portfolio shares for Acquiring Portfolio Shares;

  (e)  The aggregate tax basis for Acquiring Portfolio Shares received by each Acquired Portfolio Stockholder pursuant to the reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares held by each such Acquired Portfolio Stockholder immediately prior to the Reorganization;

  (f)  The holding period of Acquiring Portfolio Shares to be received by each Acquired Portfolio Stockholder will include the period during which the Acquired Portfolio shares surrendered in exchange therefor were held (provided such Acquired Portfolio shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Portfolio acquired by Acquiring Portfolio will be the same as the tax basis of such assets to Acquired Portfolio immediately prior to the Reorganization; and

  (h)  The holding period of the assets of Acquired Portfolio in the hands of Acquiring Portfolio will include the period during which those assets were held by Acquired Portfolio.

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Portfolio, nor the Company, on behalf of Acquired Portfolio, may waive the conditions set forth in this paragraph 8.6.

9.  Fees and Expenses

9.1  (a)  Morgan Stanley Investment Management Inc. shall bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses, legal, accounting, Commission registration fees and Blue Sky expenses.

  (b)  In the event the transactions contemplated herein are not consummated by reason of Acquired Portfolio being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Portfolio's obligations specified in this Agreement), Acquired Portfolio's only obligation hereunder shall be to reimburse Acquiring Portfolio for all reasonable out-of-pocket fees and expenses incurred by Acquiring Portfolio in connection with those transactions.

  (c)  In the event the transactions contemplated herein are not consummated by reason of Acquiring Portfolio being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Portfolio's obligations specified in this Agreement), Acquiring Portfolio's only obligation hereunder shall be to reimburse Acquired Portfolio for all reasonable out-of-pocket fees and expenses incurred by Acquired Portfolio in connection with those transactions.

10.  Entire Agreement; Survival of Warranties

10.1  This Agreement constitutes the entire agreement between the parties.

10.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of the Company made on behalf of Acquired Portfolio hereunder shall not survive the dissolution and complete liquidation of Acquired Portfolio in accordance with paragraph 1.9.

11.  Termination

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of the Company, on behalf of Acquired Portfolio, and the Company, on behalf of Acquiring Portfolio;

  (b)  by either the Company, on behalf of Acquiring Portfolio, or the Company, on behalf of Acquired Portfolio, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before                            , 2009; or

  (c)  by either the Company, on behalf of Acquiring Portfolio, or the Company, on behalf of Acquired Portfolio, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Portfolio stockholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Portfolio or Acquired Portfolio, or the directors or officers of the Company, on behalf of Acquiring Portfolio or Acquired Portfolio, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Portfolio or Acquired Portfolio, or the directors or officers of the Company, on behalf of Acquiring Portfolio or Acquired Portfolio, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5  The obligations and liabilities of Acquiring Portfolio hereunder are solely those of Acquiring Portfolio. It is expressly agreed that no stockholder, nominee, director, officer, agent, or employee of Acquiring Portfolio, or the directors or officers of the Company, acting on behalf of Acquiring Portfolio, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Acquiring Portfolio and signed by authorized officers of the Company, acting on behalf of Acquiring Portfolio, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6  The obligations and liabilities of Acquired Portfolio hereunder are solely those of Acquired Portfolio. It is expressly agreed that no stockholder, nominee, director, officer, agent, or employee of Acquired Portfolio, or the directors or officers of the Company, acting on behalf of Acquired Portfolio, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Acquired Portfolio and signed by authorized officers of the Company, acting on behalf of Acquired Portfolio, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of the Global Value Equity Portfolio

By: Name: Title:

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of the Global Franchise Portfolio

By: Name: Title:

Exhibit B

[Prospectus for Global Value Equity and Global Franchise dated May 1, 2008, as supplemented, to be included by amendment]

Exhibit C

[Annual Report for the Company for the fiscal year ended December 31, 2007, to be included by amendment]

C-1

MORGAN STANLEY INSTITUTIONAL FUND, INC.

GLOBAL FRANCHISE PORTFOLIO
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") relates to the shares of common stock ("shares") of the Global Franchise Portfolio ("Global Franchise"), a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), to be issued pursuant to an Agreement and Plan of Reorganization, dated November 20, 2008, between the Company, on behalf of the Global Value Equity Portfolio ("Global Value Equity"), and the Company, on behalf of Global Franchise, pursuant to which substantially all the assets of Global Value Equity will be combined with those of Global Franchise in exchange for shares of Global Franchise.

This SAI does not constitute a prospectus. This SAI does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated , 2009. A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 548-7786 (toll-free). Please retain this document for future reference.

Global Franchise and Global Value Equity are each referred to herein as a "Portfolio" and, together, the "Portfolios."

The date of this SAI is , 2009.

Table of Contents	Page
Introduction	B-2

Additional Information About Global Franchise and Global Value Equity	B-2

Financial Statements	B-3

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated                      , 2009 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the stockholders of Global Value Equity in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") on behalf of Global Value Equity to be voted at the Special Meeting of Stockholders of Global Value Equity to be held on                      , 2009. Company's Statement of Additional Information dated, May 1, 2008, as supplemented (the "Company's Statement of Additional Information"), accompanies, and is incorporated by referenced in this SAI.

ADDITIONAL INFORMATION ABOUT GLOBAL FRANCHISE AND GLOBAL VALUE EQUITY

Fund History

For additional information about Global Franchise's and Global Value Equity's history, see "General Information—Fund History" in the Company's Statement of Additional Information relating to both Portfolios.

Investment Objectives and Policies

For additional information about Global Franchise's and Global Value Equity's investment objectives and policies, see "Investment Policies and Strategies" in the Company's Statement of Additional Information relating to both Portfolios.

Portfolio Holdings

For additional information about Global Franchise's and Global Value Equity's policies and procedures with respect to the disclosure of their portfolio securities to any person, see "Disclosure of Portfolio Holdings" in the Company's Statement of Additional Information relating to both Portfolios.

Management

For additional information about the Board of Directors, officers and management personnel of Global Franchise and Global Value Equity, see "Management of the Fund" and "Investment Advisory and Other Services" in the Company's Statement of Additional Information relating to both Portfolios.

Investment Advisory and Other Services

For additional information about Global Franchise's and Global Value Equity's investment adviser, Global Franchise's and Global Value Equity's independent registered public accounting firm and other services provided to Global Franchise and Global Value Equity, see "Investment Advisory and Other Services" in the Company's Statement of Additional Information relating to both Portfolios.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Global Franchise and Global Value Equity, Global Franchise's and Global Value Equity's investment adviser and Global Franchise's and Global Value Equity's distributor, see "Management of the Fund—Codes of Ethics" in the Company's Statement of Additional Information relating to both Portfolios.

Proxy Voting Policies

For additional information about the voting of proxies held by Global Franchise and Global Value Equity, see "Investment Advisory and Other Services—Proxy Voting Policies and Procedures and Proxy Voting Record" in the Company's Statement of Additional Information relating to both Portfolios.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Global Franchise and Global Value Equity, their compensation structure and their holdings in Global Franchise and Global Value Equity, see "Investment Advisory and Other Services—Portfolio Managers" in the Company's Statement of Additional Information relating to both Portfolios.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see "Brokerage Practices" in the Company's Statement of Additional Information relating to both Portfolios.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Global Franchise and Global Value Equity, see "General Information—Description of Shares and Voting Rights" in the Company's Statement of Additional Information relating to both Portfolios.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Global Franchise's and Global Value Equity's shares and the determination of net asset value, see "Purchase of Shares" and "Redemption of Shares" in the Company's Statement of Additional Information relating to both Portfolios.

Dividends, Distributions and Tax Status

For additional information about Global Franchise's and Global Value Equity's policies regarding dividends and distributions and tax matters affecting Global Franchise and Global Value Equity and their shareholders, see "General Information—Dividends and Capital Gains Distributions" and "Taxes" in the Company's Statement of Additional Information relating to both Portfolios.

Distribution of Shares

For additional information about Global Franchise's and Global Value Equity's distributor and the distribution agreement between Global Franchise and Global Value Equity and their distributor, see "Investment Advisory and Other Services" in the Company's Statement of Additional Information relating to both Portfolios.

Performance Data

For additional information about Global Franchise's and Global Value Equity's performance, see "Performance Information" in the Company's Statement of Additional Information relating to both Portfolios.

FINANCIAL STATEMENTS

1.  Global Franchise's and Global Value Equity's most recent audited financial statements are set forth in the Company's Annual Report for the fiscal year ended December 31, 2007. A copy of the Annual Report [accompanies, and is incorporated by reference in,] the Proxy Statement and Prospectus.

2.  Global Franchise's and Global Value Equity's most recent unaudited financial statements are set forth in the Company's Semi-Annual Report for the six months ended June 30, 2008. A copy of the Semi-Annual Report [accompanies, and is incorporated by reference in,] this SAI.

3.  Shown below are Financial Statements for Global Franchise and Global Value Equity and Pro Forma Financial Statements for the Combined Fund as of December 31, 2008, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for Global Franchise and Global Value Equity and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for Global Franchise and Global Value Equity and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for Global Franchise and Global Value Equity and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Portfolio of Investments
As of December 31, 2008 (Unaudited)

Security Description	Global Value Equity Shares	Global Franchise Shares	Pro Forma Shares	Global Value Equity Value (000)		Global Franchise Value (000)	Adjustments	Pro Forma Value (000)
Common Stocks (154.9%)
Finland (3.6%)
Kone Oyj, Class B (c)	36,816	82,062	118,878	$807		$1,799		$2,606
France (9.2%)
Groupe Danone (c)	18,659	41,591	60,250	1,126		2,510		3,636
Pernod-Ricard S.A. (c)	12,781	28,490	41,271	948		2,113		3,061
	31,440	70,081	101,521	2,074		4,623		6,697
Ireland (7.9%)
C&C Group plc	158,443	354,111	512,554	321		717		1,038
Experian plc	235,352	524,593	759,945	1,474		3,285		4,759
	393,795	878,704	1,272,499	1,795		4,002		5,797
Japan (5.2%)
Kao Corp.	39,000	86,000	125,000	1,181		2,605		3,786
Netherlands (12.3%)
Reed Elsevier N.V.	108,398	241,615	350,013	1,277		2,847		4,124
Wolters Klumer N.V. (c)	80,017	178,356	258,373	1,511		3,368		4,879
	188,415	419,971	608,386	2,788		6,215		9,003
Sweden (6.7%)
Swedish Match AB	106,533	237,458	343,991	1,525		3,399		4,924
Switzerland (10.8%)
Nestle S.A. (Registered)	34,713	77,376	112,089	1,368		3,050		4,418
Novartis AG (Registered)	21,455	47,823	69,278	1,075		2,396		3,471
	56,168	125,199	181,367	2,443		5,446		7,889
Taiwan (0.0%)
Chunghwa Telecom Co., Ltd. ADR	8	—	8	—	@	—		—	@
United Kingdom (46.0%)
British American Tobacco plc	111,571	253,849	365,420	2,899		6,596		9,495
Cadbury plc	155,050	345,602	500,652	1,357		3,025		4,382
Diageo plc	68,023	145,106	213,129	946		2,019		2,965
Imperial Tobacco Group plc	86,361	192,498	278,859	2,307		5,142		7,449
Reckitt Benckiser Group plc	36,102	80,472	116,574	1,345		2,998		4,343
Rolls-Royce Group plc, C Shares (a)	4,500,610	—	4,500,610	7		—		7
Unilever plc	68,488	152,658	221,146	1,556		3,469		5,025
	5,026,205	1,170,185	6,196,390	10,417		23,249		33,666
United States (53.2%)
Brown-Forman Corp., Class B	17,493	40,096	57,589	901		2,064		2,965
Career Education Corp. (a)	37,179	82,871	120,050	667		1,487		2,154
eBay, Inc. (a)	50,272	111,309	161,581	702		1,554		2,256
Estee Lauder Cos., Inc. (The) (c)	28,990	63,823	92,813	897		1,976		2,873
Fortune Brands, Inc. (c)	21,676	47,889	69,565	895		1,977		2,872
Harley Davidson, Inc. (c)	35,872	78,919	114,791	609		1,339		1,948
Kellogg Co.	19,817	44,171	63,988	869		1,937		2,806
McGraw-Hill Cos., Inc. (The)	24,592	54,101	78,693	570		1,255		1,825
Moody's Corp.	31,587	69,437	101,024	635		1,395		2,030
Philip Morris International, Inc.	41,821	93,218	135,039	1,820		4,056		5,876
Procter & Gamble Co. (c)	18,913	42,157	61,070	1,169		2,606		3,775
Scotts Miracle-Gro, Co. (The) Class A	27,718	61,783	89,501	824		1,836		2,660
Starbucks Corp. (a)	68,293	150,522	218,815	646		1,424		2,070
Weight Watchers International Inc. (c)	29,279	65,263	94,542	861		1,920		2,781
	453,502	1,005,559	1,459,061	12,065		26,826		38,891
Total Common Stocks (Cost $124,483)	6,331,882	4,075,219	10,407,101	35,095		78,164		113,259

Portfolio of Investments
As of December 31, 2008 (Unaudited) (continued)

	Global Value Equity Shares	Global Franchise Shares	Pro Forma Shares	Global Value Equity Value (000)	Global Franchise Value (000)	Adjustments		Pro Forma Value (000)
Short-Term Investments (9.6%)
Securities held as Collateral on Loaned Securities (4.6%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (o)	2,694,327	—	2,694,327	$2,694	$—			$2,694
	Face Amount (000)	Face Amount (000)	Face Amount (000)	Global Value Equity Value (000)	Global Franchise Value (000)	Adjustments		Pro Forma Value (000)
Short-Term Debt (0.9%)
Goldman Sachs & Co., 0.06%, 1/2/09	662	—	662	662	—			662
Total Securities held as Collateral on Loaned Securities (Cost $3,356)				3,356	—			3,356
	Global Value Equity Shares	Global Franchise Shares	Pro Forma Shares	Global Value Equity Value (000)	Global Franchise Value (000)	Adjustments		Pro Forma Value (000)
Investment Company (5.0%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (o)	804,637	—	804,637	$805	$—			$805
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (o)	—	2,896,582	2,896,582	—	2,897			2,897
Total Investment Company (Cost $3,702)			3,701,219	805	2,897			3,702
Total Short-Term Investments (Cost $7,058)				4,161	2,897			7,058
Total Investments (164.5%) (Cost $131,541) - Including $3,195 of Securities Loaned (v)				39,256	81,061			120,317
Liabilites in Excess of Other Assets (-64.5%)				(3,258)	(140)	(43,732	)(x)	(47,130)
Net Assets (100%)				$35,998	$80,921	$(43,732)		$73,187

Percentages indicated are based on net assets.

See notes to pro-forma financial statements.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)  Non-income producing security.

(c)  All or a portion of security on loan at December 31, 2008.

(o)  The Portfolio invests in the Morgan Stanley Institutional Liquidity Funds - Money Market and Government Portfolios - Institutional Class (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. The investment advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio's investment in the Liquidity Funds. For the same period, income distributions earned by the Portfolio are recorded as dividends from affiliates and totaled approximately $145,000. For the year ended December 31, 2008, the approximate cost of purchase and sales in the Liquidity Funds were $87,693,000 and $84,348,000, respectively).

(v)  The approximate market value and percentage of total investments, $74,362,000 and 61.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments.

(x)  Reflects an anticipated redemption in kind from Global Franchise in the first quarter of 2009.

@  Value is less than $500.

ADR  American Depositary Receipt

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Global Value Equity Portfolio	Global Franchise Portfolio	Combined Pro Forma
Aggregate gross unrealized appreciation	$2,644,000	$3,979,000	$6,623,000
Aggregate gross unrealized depreciation	(391,000)	(17,456,000)	(17,847,000)
Net unrealized appreciation (depreciation)	$2,253,000	$(13,477,000)	$(11,224,000)
Federal income tax cost of investments	$37,003,000	$94,538,000	$131,541,000

Foreign Currency Exchange Contract Information

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Global Value Equity Currency to Deliver (000)		Global Franchise Currency to Deliver (000)		Combined Pro Forma Currency to Deliver (000)		Global Value Equity Value (000)	Global Franchise Value (000)	Combined Pro Forma Value (000)
GBP	700	GBP	1,950	GBP	2,650	$1,006	$2,802	$3,808
GBP	650	GBP	1,950	GBP	2,600	934	2,802	3,736
GBP	700	GBP	445	GBP	1,145	1,006	639	1,645
GBP	700	GBP	1,960	GBP	2,660	1,006	2,816	3,822
						$3,952	$9,059	$13,011

Settlement Date	Global Value Equity In Exchange For (000)		Global Franchise In Exchange For (000)		Combined Pro Forma In Exchange For (000)
1/26/09	USD	1,039	USD	2,913	USD	3,952
1/26/09	USD	965	USD	2,916	USD	3,881
1/26/09	USD	1,039	USD	665	USD	1,704
1/26/09	USD	1,040	USD	2,934	USD	3,974

Global Value Equity Value (000)	Global Franchise Value (000)	Combined Pro Forma Value (000)	Global Value Equity Unrealized Appreciation (Depreciation)	Global Franchise Unrealized Appreciation (Depreciation)	Combined Pro Forma Unrealized Appreciation (Depreciation)
$1,039	$2,913	$3,952	$33	$111	$144
965	2,916	3,881	31	114	145
1,039	665	1,704	33	26	59
1,040	2,934	3,974	34	118	152
$4,083	$9,428	$13,511	$131	$369	$500

GBP - British Pound

USD - United States Dollar

Pro Forma Combined Condensed Statement of Assets and Liabilities

As of December 31, 2008 (Unaudited)

	Global Value Equity (000)	Global Franchise (000)	Adjustments (000)		Pro Forma Combined Portfolio (000)
Assets
Investments in Securities of Unaffiliated Issuers, at Cost	$33,504	$91,641	$—		$125,145
Investment in Securities of Affiliated Issuers, at Cost	3,499	2,897			6,396
Total Investments in Securities, at Cost	37,003	94,538			$131,541
Foreign Currency, at Cost	19	109			$128
Investments in Securities of Unaffiliated Issuers, at Value	$35,757	$78,164	$—		$113,921
Investments in Securities of Affiliated Issuers, at Value	3,499	2,897			6,396
Total Investments in Securities, at Value	39,256	81,061			120,317
Cash	15	31			46
Foreign currency, at Value	19	111			130
Receivable for Portfolio Shares Sold	6	—			6
Unrealized Appreciation on Foreign Currency Exchange Contracts	131	369			500
Foreign Withholding Tax Reclaim Receivable	2	90			92
Receivable from Affiliates	—	1			1
Dividend Receivable	62	111			173
Interest Receivable	— @	—			— @
Other Assets	1	1			2
Total Assets	$39,492	$81,775	$—		$121,267
Liabilities
Collateral on Securities Loaned, at Value	$3,356	$—	$—		$3,356
Payable for Investment Purchased	18	35			53
Payable for Portfolio Shares Redeemed	—	603	43,732	(a)	44,335
Payable for Investment Advisory Fees	49	149			198
Payable for Administration Fees	3	5			8
Payable for Custodian Fees	4	5			9
Payable for Directors Fees and Expenses	4	1			5
Payable for Transfer Agent Fees	4	4			8
Payable for Shareholder Servicing Fees - Class P	2	1			3
Payable for Sub Transfer Agent Fees - Class I	21	22			43
Payable for Sub Transfer Agent Fees - Class P	8	2			10
Other Liabilities	25	27			52
Total Liabilities	$3,494	$854	$43,732	(a)	$48,080
Net Assets	$35,998	$80,921			$73,187
Net Assets:
Paid in Capital	$48,211	$94,167	$(43,732	)(a)	$98,646
Undistributed (Ditributions in Excess of) Net Investment Income	(807)	(2,918)			(3,725)
Accumulated Net Realized Gain (Loss)	(13,790)	2,770			(11,020)
Net unrealized appreciation (depreciation) of Investments	2,253	(13,477)			(11,224)
Foreign Currency Exchange Contracts and Translations	131	379			510
Net Assets	$35,998	$80,921	$(43,732)		$73,187
Net Assets
Class I	$24,110	$78,029	$(43,732	)(a)	$58,407
Class P	$11,888	$2,892	$—		$14,780
	$35,998	$80,921	$(43,732)		$73,187
Shares Outstanding (not in thousands)
Class I	2,541,790	7,211,644	(4,355,292	)(a)	5,398,142.00
Class P	1,268,600	270,080	(158,694)		1,379,986.00
Net Asset Value Per Share
Class I	$9.49	$10.82			$10.82
Class P	$9.37	$10.71			$10.71
Securities on Loan, at Value	$3,195	—			$3,195

@ — Amount is less than $500.

(a) — Reflects an anticipated redemption in kind from Global Franchise in the first quarter of 2009.

Pro Forma Combining Condensed Statement of Operations (1)
For the Twelve Month Period Ended December 31, 2008 (Unaudited)

	Global Value Equity (000)	Global Franchise (000)	Adjustments (000)		Pro Forma Combined Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$2,108	$3,803	$—		$5,911
Dividends from Securities of Affiliated Issuers		56	89		145
Interest from Securities of Unaffiliated Issuers		75	3		78
Less: Foreign Taxes Withheld	(109)	(265)	—		(374)
Total Investment Income	2,130	3,630	—		5,760
Expenses
Investment Advisory Fees	372	832	(619	)(a)	585
Administration Fees	44	83	(68	)(b)	59
Custodian Fees	23	26	(30	)(c)	19
Directors' Fees and Expenses	—	3	(1	)(d)	2
Professional Fees	31	30	(31	)(e)	30
Shareholder Reporting Fees	24	18	(21	)(f)	21
Shareholder Servicing Fees - Class P	43	12	(18	)(g)	37
Sub Transfer Agent Fees - Class I	16	15	(23	)(h)	8
Sub Transfer Agent Fees - Class P	7	1	(6	)(i)	2
Transfer Agent Fees	9	8	(8	)(j)	9
Registration Fees	28	26	(28	)(k)	26
Other Expenses	12	12	(14	)(l)	10
Expenses Before Non Operating Expenses	609	1,066	(867)		808
Bank Overdraft Expense	2	— @	—		2
Total Expenses	611	1,066	(867)		810
Voluntary Waiver of Investment Advisory Fees	(13)	(15)	(9	)(m)	(37)
Rebate from Morgan Stanley Affiliated Cash Sweep		(1)	(5)		(6)
Expense Offset	— @	— @	—		— @
Net Expenses	597	1,046	(876)		767
Net Investment Income	$1,533	$2,584	$876		$4,993
Realized Gain (Loss):
Investment Sold	(13,757)	(751)	—		(14,508)
Foreign Currency Transactions	962	3,607	—		4,569
Net Realized Gain (Loss)	(12,795)	2,856	—		(9,939)
Change in Unrealized Appreciation (Depreciation):
Investments	(17,955)	(40,540)	—		(58,495)
Foreign Currency Exchange Contracts and Translations	30	(19)			11
Net Change in Unrealized Appreciation (Depreciation)	(17,925)	(40,559)	—		(58,484)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(30,720)	(37,703)	—		(68,423)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,187)	$(35,119)	$876		$(63,430)

@ —  Amount is less than $500.

(a) —  Reflects gross up management fee of approximately $72,000 to reflect management fee of Global Franchise. The management fee has also been reduced by approximately $691,000 for an anticipated redemption in kind from Global Franchise.

(b) —  Reflects a reduction in administration fees due to an anticipated redemption in kind from Global Franchise.

(c) —  Reflects elimination of transaction based fees of approximately $19,000 for Global Value Equity. Safekeeping charge would be picked up by Global Franchise. In addition, a reduction of approximately $11,000 in custodian fees due to an anticipated redemption in kind from Global Franchise.

(d) —  Reflects a reduction of approximately $1,000 in directors' fees and expenses due to an anticipated redemption in kind from Global Franchise.

(e) —  Reflects elimination of audit fee for Global Value Equity.

(f) —  Reflects elimination of annual fixed charges for Global Value Equity ($4,750 of which $4,000 for shareholder reporting and $750 for NQs). In addition, a reduction of approximately $16,000 in shareholder reporting fees due to an anticipated redemption in kind from Global Franchise.

(g) —  Reflects a reduction in shareholder servicing fees due to an anticipated redemption in kind from Global Franchise.

(h) —  Reflects a reduction in sub transfer agent fees due to an anticipated redemption in kind from Global Franchise.

(i) —  Reflects a reduction in sub transfer agent fees due to an anticipated redemption in kind from Global Franchise.

(j) —  Reflects elimination of fixed fees for Global Value Equity for manual and automatic transactions. Open account charges remain for Global Value Equity.

(k) —  Reflects elimination of blue sky fees for Global Value Equity.

(l) —  Reflects elimination of approximately $6,000 for miscellaneous invoices for ITG and Lipper for Global Value Equity. In addition, a reduction of approximately $8,000 in other expenses due to an anticipated redemption in kind from Global Franchise.

(m) —  Reflects adjustment to waiver of investment advisory fees due to an anticipated redemption in kind from Global Franchise.

Notes to Pro Forma Combining Financial Statements

As of December 31, 2008 (Unaudited)

1.  These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of December 31, 2008 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended December 31, 2008 for Global Franchise and Global Value Equity, as adjusted giving effect to the Reorganization as if had occurred as of December 31, 2008 and an anticipated redemption in kind. These statements have been derived from the books and records utilized in calculating daily net asset value for each Portfolio.

[Statement of Additional Information for the Company
dated May 1, 2008, as supplemented, to be included by amendment]

[Semi-Annual Report for the Company for the
period ended June 30, 2008, to be included by amendment]

MORGAN STANLEY INSTITUTIONAL FUND, INC.

PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of the Company’s Post-Effective Amendment No. 75 to its Registration Statement on Form N-1A dated May 1, 2008 (File Nos. 033-23166; 811-05624), as Amendment No. 76 to the Company’s Registration Statement on Form N-1A.

ITEM 16. EXHIBITS

(1) (a)	Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on October 13, 1995.

(b)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (reclassifying shares) is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(c)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Technology Portfolio) is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(d)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Equity Plus Portfolio) is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(e)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding European Real Estate and Asian Real Estate Portfolios) is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(f)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class B shares to the Money Market Portfolio) is incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(g)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active Country Allocation Portfolio name changed to Active International Portfolio) is incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(h)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active International Portfolio name changed to Active International Allocation Portfolio) is incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(i)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Dean Witter Institutional Fund, Inc.) is incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(j)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Aggressive Equity Portfolio name changed to Focus Equity Portfolio and Emerging Growth Portfolio name changed to Small Company Growth Portfolio) is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(k)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Institutional Fund, Inc., Global Equity Portfolio name changed to Global Value Equity Portfolio, European Equity Portfolio named changed to European Value Equity Portfolio and Japanese Equity Portfolio name changed to Japanese Value Equity Portfolio) is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on April 30, 2001.

(l)

Articles of Amendment to the Amended and Restated Articles of Incorporation (Fixed Income Portfolio name changed to Fixed Income III Portfolio, High Yield Portfolio name changed to High Yield II Portfolio and Global Fixed Income Portfolio name changed to Global Fixed Income II Portfolio) dated July 23, 2001 is incorporated herein by reference to Exhibit (a) (12) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(m)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Global Franchise Portfolio) is incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on November 26, 2001.

(n)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Large Cap Relative Value Portfolio) is incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on June 6, 2003.

(o)

Certificate of Correction to the Articles Supplementary dated as of March 21, 2005, is incorporated herein by reference to Exhibit (a)(15) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(p)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(q)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(r)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the Asian Equity, Asian Real Estate, European Value Equity, Japanese Value Equity, Latin American and Technology Portfolios) are incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(s)

Articles of Amendment to the Articles of Amendment and Restatement (Large Cap Relative Value Portfolio name changed to Large Cap Value Portfolio and Value Equity Portfolio name changed to Large Cap Relative Value Portfolio) is incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(t)	Articles of Amendment to the Articles of Amendment and Restatement (European Real Estate Portfolio name changed to International Real Estate

2

Portfolio) is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(u)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(v)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(w)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Value Equity Portfolio to the Large Cap Relative Value Portfolio and the Equity Growth Portfolio to the U.S. Large Cap Growth Portfolio) is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(x)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(y)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (effecting a reverse stock split of the Emerging Markets Debt Portfolio), is incorporated herein by reference to Exhibit (a) (24) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(z)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), are incorporated herein by reference to Exhibit (a) (25) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(aa)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (a) (26) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on May 3, 2006.

(bb)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the Assets of Municipal Money Market Portfolio and Money Market Portfolio), is incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(cc)

Certificate of Correction to the Registrant’s Articles of Amendment dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(27) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(dd)

Certificate of Correction to the Registrant’s Articles of Amendment dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(ee)

Articles of Restatement, dated February 20, 2007, is incorporated herein by reference to Exhibit (a)(29) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(ff)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), dated February 21, 2007, is incorporated herein by reference to Exhibit (a)(30) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(gg)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (a)(31) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(hh)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Small/Mid Cap Value Portfolio), dated September 26, 2007, is incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(ii)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H shares to certain Portfolios and redesignating all Portfolios’ Class A and Class B shares as Class I and Class P shares, respectively), is incorporated herein by reference to Exhibit (a)(35) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(jj)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement, is incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(kk)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class L shares to certain Portfolios), is incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(ll)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios), dated June 27, 2008, are incorporated herein by reference to Exhibit (a)(38) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(mm)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolios), dated October 13, 2008, are incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(nn)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (with respect to Class P shares of International Small Cap Portfolio), are incorporated herein by reference to Exhibit (a)(40) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(2)

Amended and Restated By-Laws, dated June 20, 2007, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(3)	Not applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) (a)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class A shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

3

(b)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class B shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(6) (a)

Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A filed on June 27, 2005.

(b)

Supplement to Amended and Restated Investment Advisory Agreement (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(c)

Supplement to Amended and Restated Investment Advisory Agreement (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(d)

Supplement to the Amended and Restated Investment Advisory Agreement (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on May 3, 2006.

(e)

Supplement to Amended and Restated Investment Advisory Agreement (with respect to the Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), dated February 21, 2007, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(f)

Supplement to Amended and Restated Investment Advisory Agreement (with respect to the International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(g)

Supplement to Amended and Restated Investment Advisory Agreement (with respect to U.S. Small/Mid Cap Value Portfolio), is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(h)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (formerly Morgan Stanley Dean Witter Investment Advisors Inc.) (with respect to the Money Market and Municipal Money Market Portfolios) is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(i)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Asset & Investment Trust Management Co., Limited (relating to the Japanese Value Equity Portfolio and International Magnum Portfolio), is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on April 30, 2004.

(j)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Global Franchise Portfolio and Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(k)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the International Magnum Portfolio, International Real Estate Portfolio, Emerging Markets Portfolio and Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 15, 2007.

(7)

Distribution Agreement, between Registrant and Morgan Stanley Distribution, Inc. is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(8)	Not applicable.

4

(9) (a)

Global Custody Agreement between Registrant and J.P. Morgan Chase Bank, N.A., is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(b)	Amendment to Global Custody Agreement, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(c)

Amendment to Global Custody Agreement, (adding the U.S. Small/Mid Cap Value Portfolio) is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(10) (a)

Amended and Restated Shareholder Servicing Plan under Rule 12b-1, are incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(b)

Shareholder Services Plan under Rule 12b-1 for Class H Shares, is incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A filed on April 28, 2008.

(c)

Distribution and Shareholder Services Plan under Rule 12b-1 for Class L Shares, are incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(d)

Amended and Restated Multi-Class 18f-3 Plan, are incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(11) (a)	Opinion and Consent of Clifford Chance US LLP, to be filed by amendment.

(b)	Opinion of Ballard Spahr Andrews & Ingersoll, LLP, to be filed by amendment.

(12)	Opinion of Clifford Chance US LLP (as to tax matters), to be filed by amendment.

(13) (a)

Amended and Restated Administration Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on February 11, 2005.

(b)

Amended and Restated Sub-Administration Agreement between Morgan Stanley Investment Management Inc. and J.P. Morgan Investor Services Co., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on February 11, 2005.

(c)

Amendment to the Amended and Restated Sub-Administration Agreement between Morgan Stanley Investment Management Inc. and J.P. Morgan Investor Services Co., dated as of March 7, 2007, are incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(d)

Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Services Company Inc., , are incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(14) (a)

Consent of Independent Registered Public Accounting Firm, is incorporated by reference to Exhibit (j) to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(b)

Consent of Independent Registered Public Accounting Firm (with respect to Class H Shares), is incorporated by reference to Exhibit (j) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(c)

Consent of Independent Registered Public Accounting Firm (with respect to Class L Shares), is incorporated herein by reference to Exhibit (j)(3) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(d)	Consent of Independent Registered Public Accounting Firm (with respect to Class P shares of International Small Cap Portfolio), to be filed by amendment.

(15)	Not applicable.

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(16)	Powers of Attorney of Directors dated November 19, 2008 is incorporated by reference to Exhibit (16) of the Registration Statement on Form N-14 of the Registrant filed on December 23, 2008.

(17)	Not Applicable.

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ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York on the 28th day of January 2009.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ Randy Takian
Randy Takian
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date
(1) Principal Executive Officer		President and Principal Executive Officer

By:	/s/ Randy Takian		January 28, 2009
Randy Takian

(2) Principal Financial Officer		Treasurer and Chief Financial Officer

By:	/s/ James Garrett		January 28, 2009
James Garrett

(3) Majority of the Directors

INDEPENDENT DIRECTORS
Frank L. Bowman		Michael F. Klein
Michael Bozic		Michael E. Nugent
Kathleen A. Dennis		W. Allen Reed
Dr. Manuel H. Johnson		Fergus Reid
Joseph J. Kearns
January 28, 2009
By:	/s/ Susan Penry-Williams
Susan Penry-Williams
Attorney-in-Fact for the
Independent Directors

INTERESTED DIRECTOR
James F. Higgins

By:	/s/ Stefanie V. Chang Yu		January 28, 2009
Stefanie V. Chang Yu
Attorney-in-Fact for the
Interested Director